UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 10, 2008
(Date of earliest event reported): June 6, 2008
Silverleaf Resorts, Inc.
(Exact name of registrant as specified in its charter)
Texas
(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Term Securitization.
     On June 6, 2008, the Registrant completed a term securitization through its newly-formed and fully consolidated special purpose finance subsidiary, Silverleaf Finance VI, LLC (“SF-VI”), a Delaware limited liability company. SF-VI was formed for the purpose of issuing approximately $115.4 million of its Timeshare Loan-Backed Notes Series 2008-A (“Series 2008-A Notes”) in a private offering and sale through UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Series 2008-A Notes were issued pursuant to an indenture (“Indenture”) by and among the Registrant, as servicer of the timeshare loans, SF-VI, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, custodian, backup servicer, and account intermediary. The Series 2008-A Notes were issued in seven classes with a blended coupon rate of 7.263%.
     The Series 2008-A Notes are currently secured by approximately $128.6 million in timeshare loans sold to SF-VI by the Registrant and one of the Registrant’s other fully consolidated special purpose finance subsidiaries, Silverleaf Finance IV, LLC (“SF-IV”). The timeshare loans sold to SF-VI were previously pledged as collateral by the Registrant and SF-IV under revolving credit facilities with senior lenders. The cash proceeds from the sale of the timeshare loans to SF-VI have been primarily used by the Registrant and SF-VI to repay approximately $93.8 million in consolidated indebtedness to senior lenders. All timeshare loans purchased by SF-VI were acquired without recourse, except in the case of breaches of customary representations and warranties made in connection with the sale of the timeshare loans; provided that the Registrant is obligated under the Indenture and a related guaranty agreement to pay up to an aggregate of $1 million to SF-VI in the event there are insufficient funds available on scheduled payment dates to make required payments. The Registrant continues to be responsible for servicing the timeshare loans pursuant to the terms of the Indenture and will receive a fee for its services.
     The description of the Series 2008-A Notes contained herein is qualified in its entirety by reference to the Indenture, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
Amendments to Senior Loan Agreements
     (a) Wells Fargo Foothill Amendments
     Effective as of June 6, 2008, the Registrant entered into amendments to its revolving receivables and inventory credit facilities with Wells Fargo Foothill, Inc. (“WFF”). Pursuant to the Second Amendment to Loan and Security Agreement-Receivables with WFF, the commitment of WFF for financing of the Registrant’s receivables is the lesser of (a) $35 million or (b) the amount by which (i) $75 million exceeds (ii) the sum of the aggregate amount of the outstanding Series 2008-A Notes purchased by WFF plus the amount outstanding under the inventory credit facility. Pursuant to the Second Amendment to Loan and Security Agreement-Inventory, the commitment of WFF for financing of the Registrant’s inventory is the lesser of (a) $15 million or (b) the amount by which (i) $75 million exceeds (ii) the sum of the aggregate amount of the outstanding Series 2008-A Notes purchased by WFF plus the amount outstanding under the receivables credit facility.
     (b) Textron Amendment
     Effective as of June 6, 2008, the Registrant entered into the Second Amendment to Consolidated, Amended and Restated Loan and Security Agreement and Loan Documents (“Second Textron Amendment”) with Textron Financial Corporation (“Textron”) to amend its consolidated receivables, inventory and acquisition revolving line of credit. Pursuant to the Second Textron Amendment, the Registrant reduced the amount it may borrow under the Acquisition Loan Component of its $100 million line of credit from $20 million to $10 million and the total availability under the facility will be reduced by the aggregate of the outstanding principal balance of the Series 2008-A Notes owned by Textron and an amount equal to 10.5% of the outstanding principal balance of the credit loan facility provided by Textron to Silverleaf Finance II, Inc., a wholly-owned subsidiary of the Registrant, under the conduit loan facility entered into in December 2003, as amended in March 2005.
     The interest rate charged on the principal balance outstanding under the Acquisition Component was increased from the prime rate plus 1% to the prime rate plus 3%, but never less than 8%. The interest rate on the Receivables

Loan Component is the prime rate, but never less than 6%. The interest rate on the Inventory Loan Component is the prime rate plus 1%, but never less than 6%. The Registrant shall be required to pay Textron a fee equal to 1/4% of the difference between the average outstanding principal balance of the Receivable Loan Component and the amount available under the Receivable Loan Component.
     Certain financial covenants were also modified by the Second Textron Amendment. The maximum allowable limit on the ratio of sales and marketing expense to revenue from the sale of vacation intervals was increased from .57 to 1 to .60 to 1. The interest coverage ratio of at least 1.25 to 1 was modified to calculate the ratio based upon a trailing twelve month period as opposed to a calculation based upon the calendar quarter as previously required.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The Registrant’s responses to Item 1.01 of this Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure
     The following information is furnished under Item 7.01, “Regulation FD Disclosure.” This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On June 9, 2008, the Registrant issued a press release announcing the completion of the securitization and amendment of the senior loan agreements described in Item 1.01 above.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit
*10.1	Indenture dated as of June 1, 2008 between the Registrant, Silverleaf Finance VI, LLC, and Wells Fargo Bank, National Association

*10.2	Standard Definitions to Indenture

*10.3	Transfer Agreement dated as of June 1, 2008 between the Registrant and Silverleaf Finance VI, LLC

*10.4	Loan Sale Agreement dated as of June 1, 2008 between the Registrant, Silverleaf Finance IV, LLC, and Silverleaf Finance VI, LLC

*10.5	Second Amendment to Consolidated, Amended and Restated Loan and Security Agreement and Loan Documents dated as of May 20, 2008 between the Registrant and Textron Financial Corporation

*10.6	Second Amendment to Loan and Security Agreement-Receivables dated June 4, 2008 between the Registrant and Wells Fargo Foothill, Inc.

*10.7	Second Amendment to Loan and Security Agreement-Inventory dated June 4, 2008 between the Registrant and Wells Fargo Foothill, Inc.

*99.1	Press Release issued by the Registrant on June 9, 2008 announcing the completion of a securitization through Silverleaf Finance VI, LLC and the amendment of the senior loan agreements.

*	filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 10, 2008	SILVERLEAF RESORTS, INC.
	By:	/S/ BOB M. SINNOTT
	Name:	Bob M. Sinnott
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
*10.1	Indenture dated as of June 1, 2008 between the Registrant, Silverleaf Finance VI, LLC, and Wells Fargo Bank, National Association

*10.2	Standard Definitions to Indenture

*10.3	Transfer Agreement dated as of June 1, 2008 between the Registrant and Silverleaf Finance VI, LLC

*10.4	Loan Sale Agreement dated as of June 1, 2008 between the Registrant, Silverleaf Finance IV, LLC, and Silverleaf Finance VI, LLC

*10.5	Second Amendment to Consolidated, Amended and Restated Loan and Security Agreement and Loan Documents dated as of May 20, 2008 between the Registrant and Textron Financial Corporation

*10.6	Second Amendment to Loan and Security Agreement-Receivables dated June 4, 2008 between the Registrant and Wells Fargo Foothill, Inc.

*10.7	Second Amendment to Loan and Security Agreement-Inventory dated June 4, 2008 between the Registrant and Wells Fargo Foothill, Inc.

*99.1	Press Release issued by the Registrant on June 9, 2008 announcing the completion of a securitization through Silverleaf Finance VI, LLC and the amendment of the senior loan agreements.

*	filed herewith